UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 14, 2006

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-26962	58-1878070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 RiverEdge Parkway, Suite 100
Atlanta, Georgia		30328-4696
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   770-980-0888

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

                This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to set forth the unaudited financial statements of Online Benefits, Inc. and Subsidiaries (OBI) for the six months ended June 30, 2006 and the pro forma financial statements for A.D.A.M., Inc. and Subsidiaries (“the Company”) with respect to the Company’s acquisition of OBI.  This Amendment amends and restates Item 9.01 of the Company’s Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on August 16, 2006 (the “Original Current Report”).

Item 9.01               Financial Statements and Exhibits.

A.            Financial Statements of Business Acquired.

The financial statements of OBI required to be filed pursuant to this Item 9.01(a) are set forth in Exhibit 99.1 hereof and incorporated herein by reference.

•                  Unaudited Consolidated Balance Sheet as of June 30, 2006

•                  Unaudited Consolidated Statements of Operations for the Six Months Ended June 30, 2006 and 2005

•                  Uanudited Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2006 and 2005

The audited financial statements of OBI as of and for the years ended December 31, 2005 and 2004 were previously filed as an exhibit to the Original Current Report.

B.            Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to this Item 9.01(b) is set forth in Exhibit 99.2 hereof and incorporated herein by reference.

•                  Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 30, 2006

•                  Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Six Months Ended June 30, 2006

•                  Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2005

D.            Exhibits.

2.1                                 Agreement and Plan of Merger dated August 14, 2006. *

10.1                           Credit Agreement dated August 14, 2006. *

10.2                           Conversion and Registration Rights Agreement dated as of August 14, 2006. *

23.1                           Consent of Berenson LLP, Independent Auditors.

99.1                           Financial Statements of Business Acquired.

99.2                           Pro Forma Financial Information.

*  Previously filed as an exhibit to the Original Current Report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.
(Registrant)

Date: November 8, 2006	By:	/s/ KEVIN S. NOLAND
Kevin S. Noland
President, Chief Executive Officer

Date: November 8, 2006	By:	/s/ MARK B. ADAMS
Mark B. Adams Chief Financial Officer and Corporate Secretary